UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 6, 2003



                      AMERICAN MEDICAL SECURITY GROUP, INC.
             (Exact name of Registrant as specified in its charter)


              WISCONSIN                                 1-13154
      (State of Incorporation)                   (Commission File Number)

                                   39-1431799
                       (I.R.S. Employer Identification No.)

 3100 AMS BOULEVARD, GREEN BAY, WISCONSIN               54313
 (Address of principal executive offices)             (Zip Code)

                                 (920) 661-1111
              (Registrant's telephone number, including area code)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                  See the Exhibit Index following the Signature page of this report, which is incorporated herein by reference.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

        On May 6, 2003, American Medical Security Group, Inc. issued a press release announcing first quarter 2003 financial results.

        The information in this Form 8-K is furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


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


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     AMERICAN MEDICAL SECURITY GROUP, INC.



Dated:  May 6, 2003                  /S/  TIMOTHY J. MOORE
                                     -------------------------------------------
                                     Senior Vice President of Corporate Affairs,
                                     General Counsel & Secretary


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                      AMERICAN MEDICAL SECURITY GROUP, INC.
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 1-13154)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                           DATE OF REPORT: MAY 6, 2003

EXHIBIT                                                                   FILED
NUMBER     DESCRIPTION                                                  HEREWITH

  99       Press Release dated May 6, 2003, issued by the Registrant        X





                                      EX-1